Exhibit 10.1 - Acquisition Agreement

                            STOCK PURCHASE AGREEMENT


                                     BETWEEN


                                   Ron Evans,

                                     SELLER,


                                       AND


                                HEARTLAND, INC.,

                                      BUYER


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                                TABLE OF CONTENTS

Section 1.     Sale of Shares..................................................1
Section 2.     Purchase Price..................................................1
Section 3.     Security Interest; Proxy........................................1
Section 4.     Company Authority...............................................1
Section 5.     Closing.........................................................1
Section 6.     Representations and Warranties of Seller........................1
Section 7.     Representations and Warranties of Buyer.........................1
Section 8.     Employment Matters. ............................................1
Section 9.     Confidentiality.................................................1
Section 10.    Conditions to Closing; Abandonment of Transaction...............1
Section 11.    Post-Closing Obligations........................................1
Section 12.    Integration.....................................................1
Section 13.    Indemnification.................................................1
Section 14.    Expenses........................................................1
Section 15.    Publicity.......................................................1
Section 16.    Knowledge.......................................................1
Section 17.    Cost of Litigation..............................................1
Section 18.    Offset..........................................................1
Section 19.    Plan of Acquisition.............................................1
Section 20.    Notices.........................................................1
Section 21.    Entire Agreement; Modification; Waivers.........................1
Section 22.    Headings........................................................1
Section 23.    Successors and Assigns..........................................1
Section 24.    Governing Law...................................................1
Section 25.    Parties in Interest.............................................1
Section 26.    Survival of Representations and Warranties......................1
Section 27.    Counterparts....................................................1

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     THIS  AGREEMENT is made and entered into this 27 day of December,  2004, by and between Ron Evans, a Ohio resident, (hereinafter referred to as "Seller") and Heartland, Inc., a Maryland corporation, (hereinafter referred to as "Buyer").

     WHEREAS, Seller is the owner of all outstanding shares of Evens Columbus LLC, a Ohio LLC (the "Company"); and

     WHEREAS, Buyer wishes to acquire the Company on the terms and conditions contained herein.

     NOW, THEREFORE, in consideration of the mutual promises, warranties, conditions and mutual covenants contained in this Agreement, the parties agree as follows:

Section 1.    Sale of Shares.

     Seller shall convey to Buyer 600,000 shares of common stock of the Company (the "Purchased Shares") and shall endorse and deliver all certificates representing said Purchased Shares to Buyer at Closing, in accordance with rule 144

Section 2.    Purchase Price.

     The purchase price for the Purchased Shares shall be , payable as follows:

     A. Down Payment. Five Thousand and No/100 Dollars ($5,000.00) , due at Closing.

     B. Stock. Six Hundred Thousand Shares) shares of common stock of Buyer, issued by Buyer to Seller at Closing (the "New Stock"). Should the common stock of Buyer not be trading at a minimum of Five Dollars ($5.00) per share twelve (12) months after Closing (the "Adjustment Date"), then Seller shall be compensated for the difference in additional stock. The amount of additional stock to be issued shall be calculated as follows: the value of the New Stock shall be calculated by multiplying $5.00 by the per share trading price of Buyer's common

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          stock on the Adjustment Date. The result shall then be subtracted from
          $3,000,000. The result shall then be divided by the per share trading price of Buyer's common stock on the Adjustment Date. The result shall be the number of additional shares to be issued to Seller. Said shares shall be issued within ten (10) days of the Adjustment Date.

     C. Buyer agrees that no additional debt shall be assessed to the company (the wholly owned subsidiary) until such time as the note has been satisfied. In addition Buyer agrees that at the time of the adjustment date should said entity not be trading on a public exchange the deal in its entirety becomes null in void. Seller agrees to reimburse Buyer his $5,000.00 within ten-business days under these conditions. Seller also agrees to return by means of Fed-X any and all stocks within his possession at that time.

Section 3.    Security Interest and Proxy.

     Buyer shall execute and deliver to Seller a security agreement granting Seller a first security interest in the Purchased Shares to secure until such time as Mr. Evans is able to liquidate his shares of Heartland, Inc. or other obligations of Buyer hereunder (the "Security Agreement"). The Security Agreement shall contain a provision appointing Seller as proxy (which appointment shall be coupled with Seller's security interest in the Purchased Shares and shall thus be irrevocable by Buyer) with the unrestricted right to vote the Purchased Shares until Buyer's obligations under this agreement have been satisfied.

Section 4.    Company Authority.

     The Company and Seller shall execute all documents necessary, including without limitation, corporate resolutions, and deliver to Buyer all documents, including Articles of Incorporation and Bylaws, necessary to establish the Company's authority to enter into this Agreement and any other agreements described herein.

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Section 5.    Closing.

     The closing of this Agreement (the "Closing") shall take place at the offices of 1410 Blatt Blvd., Columbus, OH., at 30 day of December, 2004 (the "Closing Date"). At Closing, Seller shall deliver to Buyer such certificates of shares and other instruments of transfer as may be necessary to transfer ownership to Buyer of good and marketable title to the Purchased Shares. All documents and papers to which the parties are entitled under this Agreement, unless otherwise specified herein, shall be delivered at Closing.

Section 6.    Representations and Warranties of Seller.

     Seller represents and warrants the following to Buyer with the intention that Buyer may rely upon the same. The purpose and general import of these representations and warranties are that Seller has made appropriate full disclosure to Buyer, that no material information has been withheld, and that the information exchanged is accurate, true and correct.

     A Organization and Qualification. The Company is duly organized, in good standing, and duly qualified to conduct any business it may be conducting, as required by law or local ordinance.

     B. Corporate Authority. The Company has corporate authority, under the laws of its jurisdiction and its constituent documents, to do each and every element of performance to which it has agreed, and which is reasonably necessary, appropriate and lawful, to carry out this Agreement in good faith.

     C. Ownership of Assets and Property. The Company has lawful title and ownership of its property as reported to Buyer, and as disclosed in its financial statements.

     D. Absence of Certain Changes or Events. There have been no material changes of circumstances or events regarding the Company which have not been fully disclosed to Buyer.

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     E.   Absence of Undisclosed Liabilities. The Company does not have, and has no reason to anticipate having, any material liabilities which have not been disclosed to Buyer, in the financial statements or otherwise in writing.

     F. Legal Proceedings. There are no legal, administrative, or regulatory proceedings, pending or suspected, regarding the Company which have not been fully disclosed in writing to Buyer.

     G. No Breach of Other Agreements. This Agreement, and the faithful performance of this Agreement, will not cause any breach of any other existing agreement, or any covenant, consent decree, or undertaking by either Seller or the Company.

     H. Membership Interest. The capital of the Company consists of 100 authorized shares of members units, $.01 par value, of which 100 units are issued to Seller. The 100 units issued to Seller are in fact issued and outstanding, duly and validly issued, were issued as and are fully paid and non-assessable units and, other than as represented in writing, there are no other securities, options, warrants or rights outstanding, to acquire further units of the Company

Section 7.    Representations and Warranties of Buyer.

     Buyer represents and warrants the following to Seller with the intention that Seller may rely upon the same. The purpose and general import of these representations and warranties are Buyer has made appropriate full disclosure to Seller, that no material information has been withheld, and that the information exchanged is accurate, true and correct.

     A. Organization and Qualification. Buyer is duly organized, in good standing, and duly qualified to conduct any business it may be conducting, as required by law or local ordinance.

     B. Corporate Authority. Buyer has corporate authority, under the laws of its jurisdiction and its constituent documents, to do each and every element of performance to which it has agreed, and which is reasonably necessary, appropriate and lawful, to carry out this Agreement in good faith.

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     C.   Ownership of Assets and Property. Buyer has lawful title and ownership of its property as reported to Seller, and as disclosed in its financial statements.

     D. Absence of Certain Changes or Events. There have been no material changes of circumstances or events which have not been fully disclosed to Seller.

     E. Absence of Undisclosed Liabilities. Buyer does not have, and has no reason to anticipate having, any material liabilities which have not been disclosed to Seller, in the financial statements or otherwise in writing.

     F. Legal Proceedings. There are no legal, administrative, or regulatory proceedings, pending or suspected, which have not been fully disclosed in writing to Seller.

     G. No Breach of Other Agreements. This Agreement, and the faithful performance of this Agreement, will not cause any breach of any other existing agreement, or any covenant, consent decree, or undertaking by Buyer.

     H. Capital Stock. The capital of Buyer consists of 100,000,000 authorized shares of common stock, $.001 par value, of which 15,200,000 shares are issued and outstanding as of the date of this Agreement and as of Closing, except as otherwise disclosed in writing, and 5,000,000 shares of preferred stock, $.001 par value, of which none are issued and outstanding as of the date of this Agreement and as of Closing, except as otherwise disclosed in writing. Said 15,200,000 shares of common stock are in fact issued and outstanding, duly and validly issued, were issued as and are fully paid and non-assessable shares and, other than as represented in writing, there are no other securities, options, warrants or rights outstanding to acquire further shares of Buyer.

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     I.   Broker's or Finder's Fees.  There are no broker's or finder's fees due to any party regarding this transaction.

Section 8.    Employment Matters.

     The Company has and will use its best efforts to keep available to Buyer the services of its present key employees.

Section 9.    Confidentiality.

     "Confidential Information" means any information or compilation of information not generally known, which is proprietary to the parties, and includes, without limitation, trade secrets, inventions, and information pertaining to development, marketing, sales, accounting and licensing of the business products and services, customer information, customer lists, and any customer information contained in customer records, working papers or correspondence files and all financial information, including financial statements, notes thereto and information contained in federal and state tax returns. Information shall be treated as Confidential Information irrespective of its source and all information which is identified as being "confidential", "trade secret", or is identified or marked with any similar reference shall be presumed to be Confidential Information. The Parties hereby agree to treat as confidential all Confidential Information of any Party received or learned by any other Party, whether or not Closing occurs. The obligations imposed by this section shall survive Closing.

Section 10.    Conditions to Closing; Abandonment of Transaction.

     A. Conditions to Obligation of Buyer to Proceed on the Closing Date. The obligations of Buyer to proceed on the Closing Date shall be subject (at its discretion) to the satisfaction, on or prior to the Closing, of all of the following conditions:

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          (1)  Truth of Representations and Warranties.  The representations and warranties of Seller herein shall be true in all material respects on the Closing Date with the same effect as though made at such time.

          (2) Compliance with Obligations. Seller shall have performed all material obligations and complied with all material covenants and conditions prior to or as of the Closing Date.

          (3) Review and Appraisal. Any appraisal obtained by Buyer at its expense of the Company and any real estate owned by the Company shall be satisfactory to Buyer. Buyer shall have reviewed the Company's books and records and found the same satisfactory.

          (4) Approval by Board. The Board of Directors of Buyer shall have determined that it is advisable and in the best interests of Buyer to proceed with the acquisition of the Company by Buyer, in accordance with Internal Revenue Code Section 354(a) and 368(b).

     B. Conditions to Obligations of Seller to Proceed on the Closing Date. The obligations of Seller to proceed on the Closing Date shall be subject (at its discretion) to the satisfaction, on or prior to the Closing, of all of the following conditions:

          (1) Truth of Representations and Warranties. The representations and warranties of Buyer herein shall be true in all material respects on the Closing Date with the same effect as though made at such time.

          (2) Compliance with Obligations. Buyer shall have performed all material obligations and complied with all material covenants and conditions prior to or as of the Closing Date.

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          (3)  Due  Diligence.  Seller  shall  be fully  satisfied,  in his sole discretion, with his due diligence review of Buyer.

     C. Conduct of Due Diligence. Buyer and Seller shall have furnished to each other all corporate and financial information which is customary and reasonable, to conduct their respective due diligence. If, as a result of their due diligence examination, either party determines that there is a reason to terminate this Agreement, they must give written notice to the other party prior to the Closing Date.

     D.   Termination  of  Agreement.   This  Agreement  and  the   transactions
          contemplated herein may be terminated at or prior to the Closing Date as follows:

          (1) By mutual written consent of all parties.

          (2) By Buyer pursuant to written notice delivered at or prior to the Closing Date if Seller has failed in any material respect to satisfy all of the conditions to Closing set forth in this Agreement or any condition precedent to Buyer's obligation to close has not been satisfied or waived.

          (3) By Seller pursuant to written notice delivered at or prior to the Closing Date if Buyer has failed in any material respect to satisfy the conditions to Closing set forth in this Agreement or any condition precedent to Seller's obligation to close has not been satisfied or waived.

          (4) By any party if the party shall have determined in its sole discretion that because of the institution or threatened institution of litigation, or for any other reason, it is inadvisable to consummate the transaction provided for herein.

     E. Consequences of Termination. In the event of termination of this Agreement, each party will return to the other all documents and materials obtained from the other in connection with the transaction

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          contemplated  by this  Agreement  and  shall  not use  and  will  keep confidential  all  Confidential  Information  about  the  other  party
          obtained  pursuant  to  this  Agreement.   Upon  termination  of  this
          Agreement as provided herein, each party will pay all costs and expenses of its performance of and compliance with all agreements and
          conditions   contained   herein,    including   fees,   expenses   and
          disbursements of its own accountants and lawyers.

Section 11.    Post-Closing Obligations.

     A. Further Actions. At any time and from time to time after the Closing Date, each party shall, upon request of another party, execute, acknowledge and deliver all such further and other assurances and documents, and will take such action consistent with the terms of this Agreement, as may be reasonably requested to carry out the transactions contemplated herein and to permit each party to enjoy its rights and benefits hereunder. If requested by Buyer, Seller further agrees to prosecute or otherwise enforce in its own name for the benefit of Buyer, any claim, right or benefit transferred by this Agreement that may require prosecution or enforcement in Seller's name. Any prosecution or enforcement of claims, rights, or benefits under this provision shall be solely at Buyer's expense, unless the prosecution or enforcement is made necessary by a breach of this Agreement on the part of Seller.

     B. Directors. Seller shall remain the sole director of the Company until such time as the Note has been paid in full. After the Note has been paid in full, Buyer may elect additional directors of the Company.

Section 12.    Integration.

     The parties acknowledge and agree that all agreements, documents, obligations and transactions contemplated by this Agreement shall be integrated. Accordingly, if there should be a material default, non-performance or breach of any of said agreements, documents, obligations or transactions, which continues after notice thereof and the expiration of any cure period, the same shall constitute a material breach of all such agreements, documents, obligations and transactions entitling the aggrieved party to pursue any or all available remedies at law or in equity.

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Section 13.    Indemnification.

     A. Indemnification by Seller. Seller shall indemnify and hold Buyer harmless at all times from and after the date of this Agreement against and in respect of all damages, losses, costs and expenses (including reasonable attorneys' fees) which Buyer may suffer or incur in connection with the operation of the Company by Seller prior to Closing or the breach by Seller of this Agreement or any representation, warranty or covenant contained herein.

     B. Indemnification by Buyer. Buyer shall indemnify and hold Seller harmless at all times from and after the date of this Agreement against and in respect of all losses, damages, costs and expenses (including reasonable attorneys' fees) which Seller may suffer or incur in connection with the operation of the Company by Buyer following Closing or the breach by Buyer of this Agreement or any representation, warranty or covenant contained herein.

     C. Scope. All indemnity provisions in this Agreement are intended only to benefit the specified party and shall not confer any rights upon any third party.

Section 14.    Expenses.

     Except as otherwise provided herein, each party hereto shall bear and pay for the costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereby, including, without limitation, all fees and disbursements of attorneys, accountants and financial consultants incurred through the Closing Date.

Section 15.    Publicity.

     Seller and Buyer each represent and warrant that they will make no announcement prior to Closing to public officials or the press in any way relating to the transaction described herein without the prior written consent of all parties, except for applications and other contacts necessary to satisfy the terms of this Agreement.

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Section 16.    Knowledge.

     Knowledge, as used in this Agreement or the instruments, certificates or other documents required under this Agreement, means actual knowledge of a fact or constructive knowledge if a reasonably prudent person in a like position would have known, or should have known, the fact.

Section 17.    Cost of Litigation.

     In the event that any party hereto is involved in litigation with any other party to enforce the provisions hereof, the prevailing party in any such litigation shall be reimbursed for its costs incurred therein, including reasonable attorney fees, by the other party.

Section 18.    Offset.

     Each party shall have the right to offset all obligations under this Agreement and the other agreements described herein against all obligations of the other parties under this Agreement and the other agreements described herein.

Section 19.    Plan of Acquisition.

     A. Reorganization and Acquisition. Buyer and the Company shall be reorganized, such that Buyer shall acquire all the capital stock of the Company with all of its current assets, liabilities and businesses, and the Company shall become a wholly owned subsidiary of Buyer.

     B. Surviving Corporations. Both Buyer and the Company shall survive the reorganization herein contemplated and shall continue to be governed by the laws of their respective jurisdictions. The resulting parent corporation is the entity responsible for the rights of dissenting shareholders.

     C. Surviving Articles of Incorporation. The Articles of Incorporation of both Buyer and the Company shall remain in full force and effect, unchanged.

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     D.   Surviving  Bylaws.  The  Bylaws of both  Buyer and the  Company  shall remain in full force and effect, unchanged.

     E. Tax-Free Exchange. The parties agree that the transfer of the Company's shares from Seller to Buyer and the issuance of the Buyer's shares to Seller contemplated by this transaction shall be treated as a "tax-free" transaction under Section 351 of the Internal Revenue Code.

Section 20.    Notices.

     Any notice required to be given hereunder or otherwise by law, shall be in writing and be sent by United States certified or registered mail, postage prepaid and deposited in a United States post office or branch thereof, and addressed to the party intended at its address set forth below or such other address as it may designate by notice given. Such notice shall be effective upon the date of deposit into the mail as herein provided.

SELLER:  RonEvans                   COPY TO:______________________
         Evans Columbus
         P.O. Box 637
         1410 Black Blvd            ______________________
         Blacklick OHOH43004        _______________________


BUYER:   Heartland, Inc.            COPY TO:
         Suite # 180
         3300 FERNBROOK LANE
         PLYMOUTH, MINNESOTA

COMPANY: Evens Columbus LLC
         Evens Columbus
         P.O. Box 637
         1410 Black Blvd
         Blacklick OH OH43004

Section 21.    Entire Agreement; Modification; Waivers.

     This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supercedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the

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parties.  There  are no  warranties,  representations  or  agreements  among the parties in connection with the subject matter hereof, except as set forth or referred to herein. No supplement, modification or waiver or termination of this Agreement or any provision hereof shall be binding unless executed in writing by the parties to be bound. No waiver of any of the provisions of this Agreement shall constitute a waiver of any other provision, nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

Section 22.    Headings.

     Section and subsection headings are not to be considered part of this Agreement and are included solely for convenience and not intended to be full or accurate descriptions of the content thereof.

Section 23.    Successors and Assigns.

     Except as otherwise provided for herein, no party may assign this Agreement without the consent of all other parties. All of the terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective transferees, successors and assigns.

Section 24.    Governing Law.

     The parties hereby agree that this Agreement has been executed in the State of Ohio and shall be governed by the laws of said state.

Section 25.    Parties in Interest.

     Nothing in this Agreement is intended to confer upon any person other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement, nor is anything in this Agreement intended to relieve or discharge the liability of any other party, nor shall any provisions hereof give any entity any right of subrogation against or action against any party to this Agreement.

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Section 26.    Survival of Representations and Warranties.

     All representations and warranties made pursuant to this Agreement and all agreements made by the parties pursuant to this Agreement shall survive the consummation of the transaction or transactions contemplated by this Agreement and by investigations made by or on behalf of any of the parties.

Section 27.    Counterparts.

     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     THE PARTIES, by the execution hereof, state that this Agreement has been read, that the parties hereto agree to each and every provision hereof, and hereby acknowledge receipt of a copy of this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

SELLER:                                  BUYER:
                                         HEARTLAND, INC., a Maryland corporation

/s/ Ron Evans                            /s/ Trent Sommerville
---------------                          --------------------------------
Ron Evans                                By: Trent Sommerville
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